                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2000 (September 30, 2000)

                                  LYDALL, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                        1-7665                  06-0865505
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(State or other jurisdiction of  (Commission file number)   (I. R. S. Employer
incorporation or organization)                              Identification No.)

One Colonial Road, P. O. Box 151, Manchester, CT            06045-0151
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(Address of principal executive offices)                    (Zip Code)

                                 (860) 646-1233
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              (Registrant's telephone number, including area code)

                                 Not Applicable
------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                                TABLE OF CONTENTS


                                                                    Page No.

ITEM 2            Acquisition or Disposition of Assets                 3

ITEM 7            Financial Statements and Exhibits                    4

                  Signature                                            5


ITEM 2.           ACQUSITION OR DISPOSITION OF ASSETS

Effective September 30, 2000, Lydall, Inc. (the "Company") completed the disposition of substantially all the assets and certain liabilities of its injection-molding and chrome-plating operations (the "Sold Operations") in Germany to a management buyout group.

The disposition was affected through a transfer of substantially all the assets and certain liabilities of the Sold Operations from Lydall Gerhardi GmbH & Co. KG to Gerhardi Kunststofftechnik GmbH, which in turn was sold to the aforementioned management buyout group for nominal consideration.

The terms of the transfer of assets and liabilities and subsequent disposition are more fully described in the Spin-off and Transfer Agreement and the Purchase and Transfer Agreement, respectively. Copies of the translated agreements are attached as Exhibits 2.1 and 2.2, respectively and are incorporated by reference herein. The Company hereby undertakes to furnish to the Commission upon its request, copies of the original executed agreements, exhibits and schedules thereto, written in German, not filed with this report. The Company also issued a press release on October 2, 2000, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(a)               Financial statements of business acquired

                  Not applicable.

(b)               Pro forma financial information

                  The following pro forma consolidated condensed financial statements of the Company are filed with this report and are incorporated by reference in this Item 7(b):

                  Pro Forma Consolidated Condensed Balance Sheet at June 30, 2000 (unaudited)

                  Pro Forma Consolidated Condensed Statement of Net Income for the Year Ended December 31, 1999 (unaudited)

                  Pro Forma Consolidated Condensed Statement of Net Income for the Six Months Ended June 30, 2000 (unaudited)

                  The unaudited Pro Forma Consolidated Condensed Balance Sheet of the Company at June 30, 2000 reflects the financial position of the Company as if the disposition discussed in
                  Item 2 took place on June 30, 2000. The unaudited Pro Forma Consolidated Condensed Statement of Net Income for the fiscal year ended December 31, 1999 and the six months ended June 30, 2000 assumes that the disposition occurred on January 1, 1999.

                  These unaudited pro forma consolidated condensed financial statements are based on available information and certain assumptions that the Company believes are reasonable. The pro forma adjustments are based on preliminary information and are subject to adjustments for actual information related to the disposition. These pro forma financial statements are presented for illustrative purposes only. They do not purport to be indicative of the results of operations which actually would have resulted had the divestiture occurred on the dates indicated or which may result in the future. The Company believes it has utilized reasonable methods to conform the basis of presentation.

                  The unaudited pro forma consolidated condensed financial statements should be read in conjunction with the consolidated financial statements and footnotes thereto of Lydall, Inc. (file no. 1-7665) for the year ended December 31, 1999, which have been filed on Form 10-K on March 30, 2000, pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934.

(c)               Exhibits:

                  2.1 Spin-off and Transfer Agreement (English translation) between Lydall Gerhardi GmbH and Co. KG and Gerhardi Kunststofftechnik GmbH dated September 29, 2000, effective September 30, 2000.

                  2.2 Purchase and Transfer Agreement (English translation) between Lydall Gerhardi GmbH and Co. KG and the management buyout group as setforth in the agreement, dated September 29, 2000, effective September 30, 2000.

                  99.1 Press release dated October 2, 2000 titled "Lydall Completes Sale of Chrome-Plating and
                           Injection-Molding Operations in Germany".

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         Lydall, Inc.
                                         (Registrant)



Date:  October 16, 2000                  By:  /s/  Thomas P. Smith
                                         ---------------------------------------
                                         Thomas P. Smith
                                         Vice President-Controller
                                         (On behalf of the Registrant and as
                                         Principal Accounting Officer)

                   INDEX TO FINANCIAL STATEMENTS AND EXHIBITS


Financial Statements                                                            Page
-------------------------------------                                           ----
Pro Forma Consolidated Condensed Balance Sheet                                     7
   at June 30, 2000 (unaudited)

Pro Forma Consolidated Condensed Statement of Net Income                           8
   for the Year Ended December 31, 1999 (unaudited)

Pro Forma Consolidated Condensed Statement of Net Income
   for the Six months Ended June 30, 2000 (unaudited)                              9

   Exhibit No.                                    Description
   -----------                                    -----------
         2.1      Spin-off and Transfer Agreement (English translation) between
                  Lydall Gerhardi GmbH and Co. KG and Gerhardi Kunststofftechnik
                  GmbH dated September 29, 2000, effective September 30, 2000.

         2.2      Purchase and Transfer Agreement (English translation) between
                  Lydall Gerhardi GmbH and Co. KG and the management buyout group as set forth in the agreement, dated September 29, 2000, effective September 30, 2000.

         99.1     Press release dated October 2, 2000 titled "Lydall Completes
                  Sale of Chrome-Plating and Injection-Molding Operations in
                  Germany".

                          LYDALL, INC. AND SUBSIDIARIES
         PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET AT JUNE 30, 2000
                           (IN THOUSANDS) (UNAUDITED)


                                                           June 30,              Pro Forma Adjustments             June 30,
                                                            2000                -----------------------              2000
                     ASSETS                               Historical         Business (a)         Other            Pro Forma
                                                          ----------         -----------         -------           ---------
CURRENT ASSETS:
     Cash and cash equivalents ....................       $   1,686                                                $   1,686
     Accounts receivable, net .....................          48,549           $  (6,607)                              41,942
     Inventories, net .............................          22,327                                                   22,327
     Taxes receivable .............................            --                                $9,954 (c)            9,954
     Prepaid expenses .............................           2,463                                                    2,463
     Assets held for sale .........................          31,558             (26,378)                               5,180
     Deferred tax assets ..........................           2,558                                                    2,558
                                                          ----------         -----------         -------           ---------
          Total current assets ....................         109,141             (32,985)          9,954               86,110
Property, plant and equipment, net ................          80,737                (275)                              80,462
Other assets, net .................................          24,027                                                   24,027
                                                          ----------         -----------         -------           ---------
     Total assets .................................       $ 213,905        $    (33,260)         $9,954            $ 190,599
                                                          ==========       ==============        =======           =========

      LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
     Cash overdraft ...............................       $   2,799                                                $   2,799
     Current portion of long-term debt ............           7,194                                                    7,194
     Accounts payable .............................          21,015        $     (2,594)                              18,421
     Accrued taxes ................................           1,097                                                    1,097
     Accrued payroll and other compensation .......           6,236               2,435                                8,671
     Liabilities related to assets held for sale ..           7,585              (6,648)                                 937
     Other accrued liabilities ....................           8,244                (114)         $2,100(b)            10,230
                                                          ----------         -----------         -------           ---------
          Total current liabilities ...............          54,170              (6,921)          2,100               49,349

Long-term debt ....................................          18,302                                                   18,302
Deferred tax liabilities ..........................          11,762                                                   11,762
Other long-term liabilities .......................           4,769                                                    4,769
Commitments and contingencies
STOCKHOLDERS' EQUITY:
     Preferred stock ..............................            --
     Common stock .................................           2,191                                                    2,191
     Capital in excess of par value ...............          39,766                                                   39,766
     Retained earnings ............................         150,077             (26,339)          7,854              131,592
     Accumulated other comprehensive income .......          (5,490)                                                  (5,490)
                                                          ----------         -----------         -------           ---------
                                                            186,544             (26,339)          7,854              168,059
     Less:  treasury stock, at cost ...............         (61,642)                                                 (61,642)
                                                          ----------         -----------         -------           ---------
          Total stockholders' equity ..............         124,902             (26,339)          7,854              106,417
                                                          ----------         -----------         -------           ---------
     Total liabilities and stockholders' equity ...       $ 213,905        $    (33,260)        $ 9,954            $ 190,599
                                                          =========        ==============       =======            =========


a) To eliminate the assets and liabilities of the Sold Operations included in the Balance Sheet as of June 30, 2000.
b) To record an accrual for the estimated costs associated with the divestiture.
c) To adjust the income tax receivable as a result of the divestiture.

                          LYDALL, INC. AND SUBSIDIARIES
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF NET INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                      (IN THOUSANDS EXCEPT PER-SHARE DATA)
                                   (UNAUDITED)


                                                                      DECEMBER 31, 1999       PRO FORMA          DECEMBER 31, 1999
                                                                         HISTORICAL         ADJUSTMENTS (a)           PRO FORMA
                                                                      -----------------     ---------------      -----------------
Net sales                                                                $ 318,505             ($52,214)               $266,291
Cost of sales                                                              242,985              (52,173)                190,812
                                                                         ---------            ---------               ---------
Gross margin                                                                75,520                  (41)                 75,479
Selling, product development and administrative expenses                    54,827               (4,067)                 50,760
                                                                         ---------            ---------               ---------
Operating income                                                            20,693                4,026                  24,719

Other (income) expense:
     Investment income                                                         (46)                                         (46)
     Interest expense                                                        2,612                                        2,612
     Foreign currency transaction gain                                        (961)                                        (961)
     Other                                                                    (134)                                        (134)
                                                                         ---------            ---------               ---------
                                                                             1,471                   --                   1,471
                                                                         ---------            ---------               ---------
Income from continuing operations before income taxes                       19,222                4,026                  23,248
Income tax expense                                                           6,270                1,409                   7,679
                                                                         ---------            ---------               ---------

Income from continuing operations                                           12,952                2,617                  15,569

Discontinued operations:
Loss from operations of the Wovens Segment, net of tax                        (347)                  --                    (347)

Loss on disposal of the Wovens Segment, net of tax                          (1,830)                  --                  (1,830)
                                                                         ---------            ---------               ---------

Loss from discontinued operations                                           (2,177)                  --                  (2,177)
                                                                         ---------            ---------               ---------

Net income                                                                 $10,775               $2,617                 $13,392
                                                                           =======               =======               =======

Basic earnings (loss) per common share:
     Continuing operations                                                  $  .82                                         $.99
     Discontinued operations                                                  (.14)                                        (.14)
                                                                             -----                                        -----
     Net income                                                             $  .68                                         $.85

Diluted earnings (loss) per common share:
     Continuing operations                                                  $  .82                                         $.99
     Discontinued operations                                                  (.14)                                        (.14)
                                                                             -----                                        -----
     Net income                                                             $  .68                                         $.85

Weighted average common stock outstanding                                   15,715                                       15,715
Weighted average common stock and equivalents outstanding                   15,784                                       15,784

a) To eliminate the pro forma results of the Sold Operations for the year ended December 31, 1999.

                        LYDALL, INC. AND SUBSIDIARIES
           PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF NET INCOME
                   FOR THE SIX MONTHS ENDED JUNE 30, 2000
                     (IN THOUSANDS EXCEPT PER-SHARE DATA)
                                   (UNAUDITED)



                                                             JUNE 30, 2000               PRO FORMA         JUNE 30, 2000
                                                               HISTORICAL              ADJUSTMENTS (a)       PRO FORMA
                                                             -------------             ---------------     --------------
Net sales                                                        $ 159,525                ($24,411)             $135,114
Cost of sales                                                      121,403                 (23,570)               97,833
                                                                ----------                 --------             --------

Gross margin                                                        38,122                    (841)               37,281
Selling, product development and administrative expenses            28,208                  (2,115)               26,093
                                                                ----------                 --------             --------
Operating income                                                     9,914                   1,274                11,188

Other (income) expense:
     Investment income                                                (158)                                         (158)
     Interest expense                                                  839                                           839
     Foreign currency transaction loss                                   5                                             5
Gain from sale of operations                                        (6,065)                                       (6,065)
     Other                                                            (218)                                         (218)
                                                                ----------                 --------             --------
                                                                    (5,597)                      --               (5,597)
                                                                ----------                 --------             --------
Income from continuing operations before income taxes               15,511                   1,274                16,785
Income tax expense                                                   5,591                     446                 6,037
                                                                ----------                 --------             --------

Income from continuing operations                                    9,920                     828                10,748

Discontinued operations:
Gain on disposal of the Wovens Segment, net of tax                      71                      --                    71
                                                                ----------                 --------             --------

Gain from discontinued operations                                       71                      --                    71
                                                                ----------                 --------             --------

NET INCOME                                                        $  9,991                    $828               $10,819
                                                                ==========                 =======              ========

Basic earnings per common share:
     Continuing operations                                        $    .63                                      $   .68
     Discontinued operations                                             -                                            -
                                                                  --------                                      -------
     Net income                                                   $    .63                                      $   .68

Diluted earnings per common share:
     Continuing operations                                        $    .63                                      $   .68
     Discontinued operations                                             -                                            -
                                                                  --------                                     --------
     Net income                                                   $    .63                                      $   .68

Weighted average common stock outstanding                           15,745                                       15,745
Weighted average common stock and equivalents                       15,800                                       15,800
outstanding


a) To eliminate the pro forma results of the Sold Operations for the six months ended June 30, 2000.